SECURITIES AND EXCHANGE COMMISSION
                                           WASHINGTON D.C. 20549

                                                ----------


                                                 FORM 8-K

                                              CURRENT REPORT
                                                PURSUANT TO
                                          SECTION 13 or 15(d) OF
                                    THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
May 16, 2000



                                           LAMINAIRE CORPORATION
             -----------------------------------------------------------------
                            (Exact name of Registrant as specified in charter)


          DELAWARE                    33-87284-N4                 22-2312917
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       (State or other              (Commission              (I.R.S Employer
        jurisdiction                 File Number)               Identification
       of incorporation)                                             Number)



           960 East Hazelwood Avenue, Rahway, New Jersey               07065
        --------------------------------------------------------     ----------
               (Address of Principal Executive Offices)              (Zip Code)



                                               732-381-8200
                             -------------------------------------------------
                             Registrant's Telephone number including area code

ITEM 3.  Bankruptcy or Receivership


         On May 16, 2000, Laminaire Corporation (the "Corporation") filed a Chapter 11 bankruptcy petition as a consequence of financial hardship. The bankruptcy petition is before the United States Bankruptcy Court for the District of New Jersey, case No. 00- 55205. The Corporation is awaiting the appointment of a trustee in respect of these proceedings.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LAMINAIRE CORPORATION

                                       /s/ Peter Danielle
                                       ------------------------------------
                                         By: Peter Danielle
                                                Corporate Controller


Date: June 1, 2000